UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Colgate-Palmolive Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

300 PARK AVENUE NEW YORK, NY 10022-7499	Your Vote Counts! COLGATE-PALMOLIVE COMPANY 2026 Annual Meeting to be held on May 8, 2026 Deadline to vote prior to the Annual Meeting is May 7, 2026 11:59 PM ET

V85263-Z91955-Z91954

You hold shares in COLGATE-PALMOLIVE COMPANY and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 8, 2026.

Get informed before you vote
View the Notice of 2026 Annual Meeting of Stockholders and Proxy Statement and 2025 Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control #

Smartphone users Point your camera here and vote without entering a control number	Vote During the Virtual Meeting* May 8, 2026 10:00 a.m. Eastern Daylight Time
Virtually at: www.virtualshareholdermeeting.com/CL2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of directors
Nominees:
1a.	John P. Bilbrey	For
1b.	Christopher S. Boerner	For
1c.	John T. Cahill	For
1d.	Lisa M. Edwards	For
1e.	C. Martin Harris	For
1f.	Martina Hund-Mejean	For
1g.	Kimberly A. Nelson	For
1h.	Brian O. Newman	For
1i.	Lorrie M. Norrington	For
1j.	Noel Wallace	For
2.	Ratify selection of PricewaterhouseCoopers LLP as Colgate’s independent registered public accounting firm.	For
3.	Advisory vote on executive compensation.	For
4.	Stockholder proposal entitled “Remove DEI from Board Candidate Considerations.”	Against
5.	Stockholder proposal entitled “Independent Board Chairman.”	Against

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V85264-Z91955-Z91954

300 PARK AVENUE NEW YORK, NY 10022-7499	Your Vote Counts! COLGATE-PALMOLIVE COMPANY 2026 Annual Meeting to be held on May 8, 2026 For shares held in a Plan, vote by May 6, 2026 11:59 PM ET

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You have a plan interest in shares in COLGATE-PALMOLIVE COMPANY and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 8, 2026.

Get informed before you vote
View the Notice of 2026 Annual Meeting of Stockholders and Proxy Statement and 2025 Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control #

Smartphone users Point your camera here and vote without entering a control number	Attend the Virtual Meeting* May 8, 2026 10:00 a.m. Eastern Daylight Time
Virtually at: www.virtualshareholdermeeting.com/CL2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of directors
Nominees:
1a.	John P. Bilbrey	For
1b.	Christopher S. Boerner	For
1c.	John T. Cahill	For
1d.	Lisa M. Edwards	For
1e.	C. Martin Harris	For
1f.	Martina Hund-Mejean	For
1g.	Kimberly A. Nelson	For
1h.	Brian O. Newman	For
1i.	Lorrie M. Norrington	For
1j.	Noel Wallace	For
2.	Ratify selection of PricewaterhouseCoopers LLP as Colgate’s independent registered public accounting firm.	For
3.	Advisory vote on executive compensation.	For
4.	Stockholder proposal entitled “Remove DEI from Board Candidate Considerations.”	Against
5.	Stockholder proposal entitled “Independent Board Chairman.”	Against

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V85266-P45887-Z92033